MASTER SERVICING AGREEMENT

This MASTER SERVICING AGREEMENT (the "Master Servicing Agreement") is entered into as of July 1, 2005 by and between Collegiate Funding Master Servicing, L.L.C., having its principal office in Fredericksburg, Virginia (the "Servicer") and Collegiate Funding Services Education Loan Trust 2005-B, a Delaware statutory trust, having its principal office in Wilmington, Delaware (the "Issuer").

WITNESSETH:

          WHEREAS, the Issuer acquires and holds student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the "Student Loans"); and

          WHEREAS, pursuant to this Master Servicing Agreement the Servicer will agree to provide, or cause there to be provided, loan servicing services for certain Student Loans; and

          WHEREAS, the Issuer wishes to retain the Servicer to service certain Student Loans owned by the Issuer as beneficial owner and by an eligible lender as eligible lender trustee (such Student Loans subject to this Master Servicing Agreement being referred to herein as the "Financed Student Loans"), and the Servicer wishes to undertake the obligation to service or cause to be serviced all such Financed Student Loans in accordance with the requirements of the Higher Education Act of 1965, as amended, regulations promulgated thereunder by the U.S. Department of Education and regulations and other requirements issued by any applicable guaranty agency or insurer (collectively, the "Higher Education Act") and under the terms hereinafter set forth; and

          WHEREAS, the Servicer may subcontract with other third parties, to the extent permitted by the hereinafter defined Indenture, to provide the services required of Servicer hereunder;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Issuer and the Servicer agree as follows:

1.	Servicing Requirement and Employment of Servicer

The Issuer hereby authorizes and appoints the Servicer to act as its agent for the limited purpose of performing servicing for the Financed Student Loans. The Servicer agrees to perform such functions in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations, and in accordance with the terms and conditions of this Master Servicing Agreement.

The authorization granted by this Master Servicing Agreement includes, but is not limited to, correspondence and communication with any guaranty agency or the U.S. Department of Education regarding the Financed Student Loans, the assignment of claims to any guaranty agency or insurer, communication with borrowers and any other communication, correspondence, signature or other act required to service the Financed Student Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any guaranty agency.

The Issuer hereby authorizes the Servicer to enter into sub-servicing contracts to provide the services required of the Servicer hereunder and to meet any obligations of the Issuer hereunder, including the sub-servicing agreement, dated as of July 1, 2005, between the Servicer and CFS-SunTech Servicing LLC, as sub-servicer (the "Sub-Servicer") permitted by the Indenture of Trust dated as of July 1, 2005 (the "Indenture") between the Issuer and The Bank of New York, as eligible lender trustee and indenture trustee (together with its successors and assigns, the "Trustee").

2.	Term

The term of this Master Servicing Agreement shall commence as of the date of this Master Servicing Agreement and shall continue for an initial period of three (3) years. At the expiration of the initial term (including any extensions thereof), the term shall automatically extend for one additional year each year thereafter, unless either party gives 90 days written notice prior to the end of the initial term or any extension of the term. The Servicer may, concurrent with the beginning of any extension of the term, increase the fees, charges and expenses from those set forth in Exhibit A hereto by giving at least one hundred twenty (120) days notice prior to the beginning of such extension of the term. In no case will any individual fee charge or expense increase more than 2% above the immediately preceding fee developed in accordance with this Section or Section 3(e) below.

The representations and warranties of the Servicer in Section 7, and the indemnities in Section 14 shall survive any termination of this Master Servicing Agreement. If servicing of any Financed Student Loan is transferred to a successor servicer, such successor servicer shall be required by the Issuer to engage in good faith efforts to obtain payment on any claim initially rejected by a guaranty agency or insurer for payment including, without limitation, involving the Servicer in such effort, where the reason for claim denial relates to the period during which the Servicer serviced such Financed Student Loan hereunder.

3.	Fees and Payment of Fees

a.	Initially fees shall be charged in accordance with the schedule set forth in Exhibit A.

b.	Servicer shall submit an invoice monthly to the Issuer, and the Issuer shall remit payment for services performed as shown on that invoice.

c.	Payment is due within 30 days after receipt of the Billing Package. The Billing Package shall consist of an invoice, and supporting documentation. The Servicer shall be paid interest at a rate of prime + 2% per annum for fees not paid within sixty (60) days of the most recent Billing Package. This charge shall apply to each thirty (30) day period until the fee is paid. Prime rate will be the rate reported in the Wall Street Journal as of the last business day of the month in which the Billing Package was received.

d.	The Servicer acknowledges that the Issuer shall be entitled to receive all payments of principal, interest, Special Allowance Payments and late charges received with respect to the Financed Student Loans and that the Servicer shall have no right to retain such amounts as payment of any fees due to the Servicer from the Issuer under the terms of this Master Servicing Agreement. The Issuer hereby authorizes the Servicer to assess, collect and retain any charges which the Issuer is permitted by law or regulation to assess with respect to not sufficient fund ("NSF") processing or other collection costs.

e.	If other costs beyond the control of the Servicer shall increase, including, without limitation, postal rates, or the imposition of any tax or assessment not currently being charged against the fees of the Servicer, then the Servicer shall provide the Issuer with 90 days' prior written notice (and including supporting documentation) of such proposed increased costs and expenses. If the Issuer accepts such increased costs and expenses, the increased costs and expenses will go into effect at the end of such 90 day period. If the Issuer objects to such fee increase and the Servicer fails to agree to reduce or eliminate the increase in a manner satisfactory to the Issuer, then an early termination will occur and the Financed Student Loans will be deconverted at cost within 180 days of receipt of said notice. The Issuer shall not be permitted to so terminate this Master Servicing Agreement unless and until the Issuer shall have entered into another agreement similar to this with the Servicer or another Servicer satisfying the Rating Agency Confirmation.

f.	If the Servicer's costs and expenses are increased due to changes in the manner of servicing the Financed Student Loans as a result of changes in the Higher Education Act or the interpretation thereof or due to changes in guaranty agency requirements, then 90 days after delivery of written notice to the Issuer the Servicer may increase servicing fees payable hereunder to reasonably reflect such costs and expenses. However, no such increase shall take effect until the Servicer provides supporting documentation to the Issuer that justifies such increase. In the event the parties do not agree on the interpretation of the changes to the Higher Education Act, then either party may terminate this Master Servicing Agreement upon ninety (90) days' written notice to the other party; provided, however, that this Master Servicing Agreement shall not be so terminated by the Issuer unless and until the Issuer shall have entered into another agreement similar to this with the Servicer or another servicer satisfying the Rating Agency Confirmation.

If the Issuer believes the cost for services under this Master Servicing Agreement are lower by changes in regulations, law or processing, the Issuer will submit a proposed fee schedule to the Servicer. If the Servicer does not reject the schedule, the fees will go into effect 90 days thereafter.

4.	Loan Servicing

The Servicer covenants and agrees to service each Financed Student Loan in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations. Without limiting the foregoing, in fulfillment of its obligations hereunder, the Servicer shall:

a.	Maintain a complete and separate file for the Financed Student Loans of each borrower, which file shall include all documentation and correspondence related to the Financed Student Loans.

b.	Perform the actions necessary to maintain the guarantee and/or insurance on each Financed Student Loan at all times.

c.	Exercise "due diligence" as that term is defined in the Higher Education Act, in the servicing, administration and collection of all Financed Student Loans. See also Section 5.

d.	Prepare and maintain accounting records with respect to the Financed Student Loans; process refunds and other adjustments; process address changes and maintain address records.

e.	Collect, or cause to be collected, all payments of principal, interest, Special Allowance Payments and late charges (and including any guarantee payments) and deposit all such payments into the Collection Account established with the Trustee under the Indenture or, in the case of Interest Benefit Payments or Special Allowance Payments, cause such payments to be forwarded to the Trustee. The Servicer shall remit collected funds by automated clearing house (ACH) to the Trustee as the Servicer and Issuer shall mutually agree. Upon submission by the Servicer to the Secretary of Education of a billing for Interest Benefit Payments or Special Allowance Payments, the Servicer shall, upon request, provide to the Trustee a written statement indicating (a) the amount billed for Interest Benefit Payments and (b) the principal amount in each Special Allowance Payment category for which the billing is submitted, for use by the Trustee in verifying amounts billed for and received with respect thereto from the Secretary of Education. In the event of discrepancies or disputes with the Secretary of Education, the Servicer shall be responsible for representing the interests of the Issuer and the Trustee in effecting a settlement with the Secretary of Education of such discrepancies or disputes.

f.	Retain summary records of contacts, follow-ups and collection efforts, and records of written correspondence relating to the Financed Student Loans of each borrower sufficient to ensure claim payment.

g.	Process adjustments including NSF checks, status changes, forbearances, deferments and Financed Student Loans paid in full.

h.	Prepare and transmit to the Issuer or its designee documents required by the U. S. Department of Education or any guaranty agency or the Higher Education Act.

i.	In the case of defaulted Financed Student Loans, promptly take the actions necessary to file and prove a claim for loss with the guaranty agency as required, and assume responsibility for communication and contact with the guaranty agency to accomplish recovery on such defaulted Financed Student Loans.

j.	At all times identify the Issuer and the Trustee, as the Issuer's eligible lender trustee as the owners of the Financed Student Loan and identify the Trustee, as indenture trustee, as a party which maintains a security interest in the Financed Student Loan.

k.	Maintain a duplicate or copy of the file (which may be in the form of computer tape, microfilm or other electronic image) for each borrower at an off-site location.

l.	Maintain the original file in fireproof cabinets or in other fireproof storage sufficient to protect the contents from a temperature of 1600 degrees Fahrenheit for one hour.

m.	Prepare and furnish to the Issuer by the 10th working day of each month, the reports described in Exhibit B related to the Financed Student Loans.

n.	(i)	Obtain and maintain or cause to be obtained and maintained in force a fidelity bond in an amount of at least $1,000,000 upon all personnel of the Servicer insuring against any loss or damage which the Issuer or the Servicer might suffer as a consequence of any fraudulent or dishonest act of such personnel.

(ii)	Obtain and maintain or cause to be obtained and maintained in force Errors and Omissions insurance coverage in an amount equal to at least $2,000,000 for all its customers.

o.	Immediately respond to any communication received which is in the nature of a complaint. Promptly answer all inquiries from borrowers or the Issuer pertaining to the Financed Student Loans, disbursements, refunds or school status. Such inquiries may, if necessary, be referred to the educational institution the student attended or is attending. The Servicer shall have no responsibility with respect to any dispute between the student and the educational institution regarding tuition, fees or refunds.

p.	Establish and maintain a method for charging and collecting late payment fees in accordance with provisions of the Higher Education Act and all other applicable laws and regulations.

q.	The Servicer shall act as custodian and bailee with respect to all original documents and shall hold them subject to the lien of the Indenture in favor of the Trustee and pursuant to the Custodian Agreements substantially in the form of Exhibit C hereto. The Servicer agrees to enter into any reasonable custodian, bailment or similar agreement reasonably required by the Issuer with respect to perfecting and protecting the security interests of any secured party.

r.	If any Financed Student Loan has lost its guarantee and/or insurance due to the actions of any prior issuer or the servicer or holder of the Financed Student Loan, the Servicer will, at the written request of the Issuer, use its best efforts to reinstate such guarantee or insurance; provided, however, that the Servicer makes no representation that such reinstatement will occur. Such services shall be provided at the cost agreed upon by the Issuer and the Servicer as defined in Exhibit A under cure services; provided that such services shall be provided by the Servicer at no cost to the extent the Sub-Servicers or another servicer or sub-servicer is required to provide such services to the Servicer at no cost.

s.	The Servicer shall remit monthly rebate fees to the United States Department of Education with respect to the Financed Student Loans to the extent amounts are made available to the Servicer in accordance with the following sentence. Upon receipt of satisfactory documentation, the Issuer shall promptly wire transfer to the Servicer, from amounts held under the Indenture, the amount of funds required to pay such fees. The Servicer shall provide the Issuer, on a monthly basis, with information needed to determine the monthly rebate fees.

5.	Due Diligence

The Servicer covenants and agrees that in discharging its obligations hereunder it shall:

a.	Exercise due diligence in the servicing and collection of all Financed Student Loans as the term "due diligence" is used in the Higher Education Act, including the regulations of the applicable guaranty agency or insurer.

b.	Exercise reasonable care and diligence in the administration and collection of all Financed Student Loans utilizing collection practices in accordance with applicable Federal and State collection practices, laws and regulations promulgated thereunder.

c.	Administer and collect the Financed Student Loans in a competent, diligent and orderly fashion, and in accordance with the requirements of the Higher Education Act.

d.	Exercise reasonable care and diligence in those aspects of the administration of the Financed Student Loan program which are within its area of responsibility.

6.	Right of Inspection; Audits

The Issuer, the Trustee or any governmental agency having jurisdiction over any of the same shall have the right from time to time during normal business hours to examine and audit any of the Servicer's records pertaining to any Financed Student Loan being serviced, provided, however, that such activities shall not unreasonably disrupt the Servicer's normal business operation.

The Servicer agrees that it shall permit, not more than once per year, the Issuer, the Trustee or its designee to conduct or have conducted a procedural audit regarding the Servicer's compliance with the requirements of the Higher Education Act or the terms of this Master Servicing Agreement. Such audits shall be at the expense of the Issuer.

7.	Representations, Warranties, and Covenants of Servicer

The Servicer represents and warrants to the Issuer on the date of this Master Servicing Agreement and (except with respect to (d) and (e) below) throughout the term of this Master Servicing Agreement:

a.	The Servicer (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is formed; (ii) is duly qualified to transact business and is in good standing as a foreign limited liability company in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing; (iii) possesses all requisite authority, permits and power to conduct its business as is now being or as contemplated by this Master Servicing Agreement to be conducted; and (iv) is in compliance with all applicable laws and regulations.

b.	The execution and delivery by the Servicer of this Master Servicing Agreement and the performance by it of its obligations hereunder (i) are within its organizational power, (ii) have been duly authorized by all necessary action, (iii) except for any action or filing that has been taken or made on or before the date of this Master Servicing Agreement, require no action by or filing with any governmental agency, and (iv) do not violate any provision of its limited liability company agreement.

c.	This Master Servicing Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Servicer, enforceable against the Servicer according to its terms.

d.	All Servicer financial statements delivered to the Issuer were prepared according to U.S. generally accepted accounting principles ("GAAP") consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of the Servicer as of, and for the portion of the fiscal year ending on their date or dates (subject, in the case of financial statements other than annual ones, only to normal year-end adjustments). No event which could cause a material adverse effect on the Servicer's financial condition has occurred, and if such event shall occur, the Servicer shall promptly give the Issuer notice thereof.

e.	The Servicer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition and no outstanding or unpaid judgments against the Servicer exist, and if such event shall occur, the Servicer shall promptly give the Issuer notice thereof.

f.	The Servicer's examination process did not disclose or create any basis upon which to believe that each Financed Student Loan for which a certificate has been delivered under the Custodian Agreements except as indicated in such certificate, (i) is not in compliance in all material respects with all laws and rules and regulations with respect to the guaranty thereof, and (ii) does not conform to the applicable requirements of eligibility for guaranty.

g.	The Servicer further agrees to maintain its servicing system so that it will continue to provide all services required under this Master Servicing Agreement.

h.	Until all Financed Student Loans serviced hereunder have been repaid in full, or paid as a claim by a guaranty agency or insurer, or transferred to another servicer, the Servicer agrees as follows:

(i)	The Servicer shall cause to be furnished to the Issuer such financial statements as the Issuer may reasonably request, including quarterly unaudited financial statements within 30 days after the conclusion of each quarter, and annually audited financial statements and such other information with respect to its business affairs, assets, and liabilities as the Issuer may reasonably request.

(ii)	The Servicer shall maintain books, records and accounts necessary to prepare financial statements according to GAAP.

(iii)	The Servicer shall maintain all licenses, permits, and franchises necessary for its business.

i.	If and to the extent required by the Higher Education Act, including any guarantee program regulations, the Servicer shall cause to have prepared and shall submit to the Secretary of Education and the guaranty agencies on or before the respective due dates thereof:

(i)	any third-party servicer compliance audits and audited financial statements required under the Higher Education Act, including any guarantee program, regulations relating to the Servicer and its servicing of the Financed Student Loans; and

(ii)	any lender compliance audits required under the Higher Education Act, including any guarantee program regulations, relating to the Trustee (as the holder of the Financed Student Loans) and the Financed Student Loans.

The Servicer shall provide to the Trustee promptly after it becomes available (and in no event later than 10 Business Days) a copy of each such audit and any other audit or report required by the Secretary of Education, any guaranty agency or other third party in connection with the Servicer's activities in servicing the Financed Student Loans.

j.	The Servicer shall provide to the Trustee copies of its annual third party (SAS70) audit reports, if such reports are prepared, promptly following the Servicer's receipt thereof.

8.	Representations and Warranties of Issuer

The Issuer represents and warrants to the Servicer on the date of this Master Servicing Agreement:

a.	The Issuer (i) is duly formed, validly existing, and in good standing under the laws of the jurisdiction in which it is formed; (ii) is duly qualified to transact business as a Delaware statutory trust; and (iii) possess all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Master Servicing Agreement to be, conducted.

b.	The execution and delivery by the Issuer of this Master Servicing Agreement and the performance by it of its obligations hereunder (i) are within its organizational power; (ii) have been duly authorized by all necessary action; (iii) except for any action or filing that has been taken or made on or before the date of this Master Servicing Agreement, require no action by or filing with any governmental agency; and (iv) do not violate any provision of its trust agreement.

c.	This Master Servicing Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Issuer, enforceable against the Issuer according to its terms.

d.	The Issuer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition relevant to this Master Servicing Agreement.

9.	Amendments; Benefits; Assignment; Termination

This Master Servicing Agreement may be amended, supplemented or modified only by written instrument duly executed by the Issuer and the Servicer with the consent of the Trustee, provided, however, that the Rating Agency Confirmation is satisfied.

Either party may terminate this Master Servicing Agreement if the other party commits a material breach of this Master Servicing Agreement and the breach is not corrected within ninety (90) days after receipt of written notification that such breach has occurred; provided, however, that the Issuer shall not terminate this Master Servicing Agreement unless and until a replacement agreement or replacement servicer shall have been engaged by the Issuer to perform the services required of the Servicer hereunder and the Rating Agency Confirmation is satisfied. Such notification shall be by certified mail, Return Receipt Requested.

In the event of termination of this Master Servicing Agreement, the Issuer shall remain liable for all fees due hereunder. Termination shall be made without prejudice to any other rights or remedies either party may have at law or in equity. The obligations of the Servicer under Section 6, the representations and warranties in Section 7 and the indemnities in Section 14 shall survive any termination of this Master Servicing Agreement and shall remain in effect for all Financed Student Loans while such Financed Student Loans are serviced by the Servicer. In the event that servicing on any Financed Student Loan is transferred to a successor servicer, such successor servicer shall be required by the Issuer to engage in reasonable good faith efforts to obtain payment on any claim initially rejected by a guaranty agency or insurer for payment including, without limitation, involving the Servicer in such effort, where the reason for claim denial relates to the period during which the Servicer serviced such Financed Student Loan hereunder. However, if the cause for claim denial is reasonably attributable to the Servicer actions or inactions, the Servicer shall be responsible therefor. This Master Servicing Agreement shall not be assigned by either party without the prior written consent of the other party, and such consent shall not be unreasonably withheld.

10.	Disposition of Files on Termination

Upon termination of this Master Servicing Agreement, all files (physical and electronic) held by the Servicer with respect to Financed Student Loans shall be promptly transferred to the Issuer or its designee in such form as the Issuer reasonably requests. The Issuer shall be responsible for payment of reasonable expenses related to the transfer of the records unless the Issuer is removing the Financed Student Loans because of a breach by the Servicer. In such instance, the Servicer shall bear the cost of deconverting and the transfer of loan documentation. Exhibit A addresses expenses and fees and to the extent there is conflict between this section and the Exhibit, the Exhibit shall be the prevailing document.

11.	Independent Contractor

The Servicer is an independent contractor and is not, and shall not hold itself out to be, the agent of the Issuer except for the limited specific purposes set forth in this Master Servicing Agreement.

12.	Correspondence; Disclosure

The parties hereto acknowledge and agree that the Servicer will handle all communication with borrowers necessary to provide its services hereunder. Data regarding Financed Student Loans shall be disclosed only to the Issuer, the Trustee or the respective borrower, unless otherwise required by law or certain financing covenants.

13.	Cooperation

Each party covenants and agrees to cooperate fully with the other to facilitate the transactions contemplated by this Master Servicing Agreement.

14.	Indemnification and Liability

a.	If the Servicer is required to appear in, or is made a defendant in any legal action or proceeding commenced by any party other than the Issuer with respect to any matter arising hereunder, the Issuer shall indemnify and hold the Servicer harmless from all loss, liability, or expense (including reasonable attorney's fees, but excluding all incidental, special, and consequential damages) except for any loss, liability or expense arising out of or relating to the Servicer's willful misconduct or negligence with regard to the performance of services hereunder or breach of its obligations hereunder or under the Custodian Agreements. Subject to the limitations set forth in paragraph 14(b) hereof, the Servicer shall indemnify and hold the Issuer harmless from all loss, liability and expense (including reasonable attorney's fees) arising out of or relating to the Servicer's willful misconduct or negligence with regard to performance of services hereunder or breach of its obligations hereunder or under the Custodian Agreements, provided that in no event shall the Servicer be responsible or liable for any incidental, special or consequential damages with respect to any matter whatsoever arising out of this Master Servicing Agreement.

b.	If a Financed Student Loan is denied the guarantee by the guaranty agency or the loss of federal interest, special allowance, and/or insurance benefits, the Servicer shall have the right to take any action not prohibited by law or regulation to reduce its losses, if any, hereunder, including but not limited to curing, at its own expense, any due diligence or other servicing violation. If any lost guarantee is not reinstated within nine months of the date the Servicer learns of the loss of the guarantee on a Financed Student Loan, the Servicer shall take actions which make the Issuer whole with respect to the Financed Student Loan while maintaining the eligibility for future reinstatement of the guarantee; provided, however, the Servicer may delay taking such actions by giving written notice to the Issuer not less often than each 90 days that the Servicer has reason to believe that the guarantee will be reinstated within time frames permitted by regulations. If the Servicer gives notice of such delay, the Servicer agrees to pay any accrued interest on the account that may be uninsured. The Issuer agrees to use its best efforts to cause the repurchase, at par plus insured interest and benefits thereon, of any Financed Student Loan which is cured and is reinsured subsequent to its sale by the Issuer pursuant to actions taken by the Servicer to make the Issuer whole and if the sale was to an eligible lender to the extent the Issuer has, or can make available, funds therefor.

c.	The Servicer shall have no responsibility for any error or omission (including due diligence violations) which occurred prior to the date the Servicer assumed responsibility for servicing the Financed Student Loan, nor shall the Servicer be responsible for losses, damages or expenses arising from any change in law or regulation which retroactively imposes additional requirements for documentation or servicing actions, provided that the Servicer has made best efforts to comply with retroactive additional requirements.

15.	Confidentiality

The contents of this Master Servicing Agreement, together with all supporting documents, exhibits, schedules, and any amendments thereto which form the basis of the business relationship between the Issuer and the Servicer, insofar as the same relate to the fees charged by the Servicer which are listed in Exhibit A hereto, shall be held in strict confidence by both parties and shall not be disclosed or otherwise discussed with any third party (unless required by law or regulation) except outside counsel or independent accounts without the prior written consent of the other party.

16.	Sale or Transfer of Loans; Limitations

The Issuer agrees that if any Financed Student Loans are sold under conditions that result in the Financed Student Loans being transferred to another servicer, whether immediately or at some future date, the Issuer will pay or cause to be paid, at the time such Financed Student Loans are transferred, the deconversion fees set forth in Exhibit A hereto.

17.	Reporting

The Servicer shall prepare on behalf of the Issuer any Current Reports on Form 8-K (each, a "Form 8-K") and Annual Reports on Form 10-K customary for student loan asset backed securities as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission thereunder, and the Servicer shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Issuer.

Each Form 8-K shall be filed by the Servicer within 15 days after the end of each month in which a Quaterly Disribution Date occurs (or if such 15th day is not a business day, the next business day), and shall include a copy of the report prepared for the related period pursuant to Section 4.15(c) of the Indenture. Prior to March 30th of each year in which the Issuer is required to file reports under the Exchange Act (or such other date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission), the Servicer shall file a Form 10-K on behalf of the Trust, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. The Form 10-K shall also include a certification from an authorized officer as to the following matters:

a.	Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

b.	Based on my knowledge, the distribution or servicing information required to be provided by the Servicer under this Servicing Agreement for inclusion in these reports has been included in these reports;

c.	I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon my knowledge and the annual compliance review required by this Servicing Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Servicing Agreement; and

d.	The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant after conducting a review of the Sub-Servicers in compliance with the Compliance Audits (Attestation Engagements) for Lenders and Lender Servicers Participating in the Federal Family Education Loan Program.

In giving the certifications referenced above, the authorized officer may state that he has reasonably relied on information provided to such officer by a Sub-Servicer.

18.	Miscellaneous

a.	Any material written communication received at any time by the Issuer with respect to a Financed Student Loan or a borrower shall be promptly transmitted by the Issuer to the Servicer. Such communications include but are not limited to letters, notices of death or disability, adjudication of bankruptcy and like documents, and forms requesting deferment of repayment or loan cancellations.

b.	The Master Servicing Agreement shall be governed by the laws of the Commonwealth of Virginia.

c.	All covenants and Master Servicing Agreements herein contained and the benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto, including but not limited to, any successor entity acquiring or succeeding to the assets of either party.

d.	The Master Servicing Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute but one and the same instrument.

e.	If any provisions of the Master Servicing Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of the Master Servicing Agreement or any part hereof.

f.	All notices, requests, demands or other instruments which may or are required to be given by either party to the other, shall be in writing and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours (excluding weekends and holidays) from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

If intended for the Issuer:

Collegiate Funding Services Education Loan Trust 2005-B
c/o Wilmington Trust Company, as Delaware Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attn: Corporate Trust Administration

If intended for the Servicer:

Collegiate Funding Master Servicing, L.L.C. 10304 Spotsylvania Avenue Suite 100 Fredericksburg, VA 22408 Attn: Kevin Landgraver

If intended to the Trustee:

The Bank of New York c/o The Bank of New York Trust Company, N.A. 10161 Centurion Parkway Jacksonville, FL 32256 Attn: William Cardozo

Either party may change the address to which subsequent notices are to be sent to it by written notice to the other given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

g.	The Master Servicing Agreement may not be terminated by any party hereto except in the manner and with the effect herein provided.

h.	When the context of this Master Servicing Agreement so requires or implies, references to the Issuer include any applicable trustee.

i.	If either party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to the other party for any failure to perform hereunder as a result.

j.	The parties hereto agree to execute or cause to be executed the Limited Power of Attorney attached hereto as Exhibit D.

k.	The Servicer has and agrees to maintain a disaster recovery plan which, in its reasonable opinion, will permit it to continue operations without undue interruption in the event of fire, disaster, labor disruption, or Act of God.

l.	Servicer may cause any of its duties or obligations hereunder to be performed by a sub-servicer so long as permitted by the Indenture.

m.	Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Indenture.

n.	It is expressly understood and agreed by the parties to this Master Servicing Agreement that (a) this Master Servicing Agreement is executed and delivered by Wilmington Trust Company ("WTC"), not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as Delaware Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WTC but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Master Servicing Agreement and by any person claiming by, through or under the parties to this Master Servicing Agreement and (d) under no circumstances shall WTC be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Master Servicing Agreement or any other document.

o.	The Master Servicer will not, prior to the date which is one year and one day after the termination of the Indenture, institute against the Issuer any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement.

Each party to this Master Servicing Agreement waives its right to jury trial.

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B ("Issuer")

BY: Wilmington Trust Company, not in its individual
       capacity but solely as Delaware Trustee

BY: /s/ Anita E. Dallago

Collegiate Funding Master Servicing, L.L.C. ("Servicer")

BY: /s/ Kevin Landgraver

EXHIBIT A

PRICING

1)	Consolidation Loans Only

i)	Loan Origination Fees: Fee to make disbursements on completed applications for each eligible loan

(a)	$20.00 for consolidation loans

ii)	Conversion Fees: Fees to convert loan data on to servicing system.

(a)	$12.00 for electronic files,

(b)	$20.00 if paper.

iii)	Monthly Servicing Fee

(a)	$3.55 for the first 12 months of repayment.

(b)	After 12 months, the rate is $3.35.

iv)	Delinquency fees

(a)	None

v)	Claim Filing

(a)	$15.00 per claim

2)	Stafford and PLUS Loans Only

i)	Loan Origination Fees: Fee to make disbursements on completed applications for each eligible loan.

(a)	$15.00 for Stafford and pre-approved PLUS

(b)	$17.50 for PLUS requiring a credit check

ii)	Conversion Fees

(a)	$2.00 for electronic files,

(b)	$5.00 if paper.

iii)	Monthly Servicing Fee

(a)	In-school, grace, and deferment status: $1.35

(b)	Repayment status months 1 through 12: $3.25

(c)	Repayment status greater than 12 months: $3.10

iv)	Delinquency fees

(a)	None

v)	Claim Filing

(a)	$15.00 per claim

3)	Fees applicable across all loan programs

i)	Cure Servicing

ii)	For errors not attributable to the Servicer: $150 per attempt. An attempt is a series of activities pursued in order to restore ("cure") the deficiency that caused the loss of federal benefits.

iii)	Deconversion Fee

(a)	Accounts transferred off the servicing system prior to termination (without cause) of the Master Servicing Agreement: $20.00

(b)	Accounts transferred off servicing system due to breach of the Master Servicing Agreement: no cost.

(c)	Deconversion in conjunction with termination other than breach: reasonable and demonstrable cost.

EXHIBIT B

REPORTS

Such standard reports as may subsequently be agreed upon by the Issuer and the Servicer.

EXHIBIT C

CUSTODIAN AGREEMENT

Please see Tab 13.

EXHIBIT D

LIMITED POWER OF ATTORNEY

WITNESSETH:

          WHEREAS, Collegiate Funding Master Servicing, L.L.C., a Virginia limited liability company ("CFS Master Servicing") and Collegiate Funding Services Education Loan Trust 2005-B, a Delaware statutory trust (the "Issuer"), are parties to the MASTER SERVICING AGREEMENT dated as of July 1, 2005 (the "Master Servicing Agreement"); and

          WHEREAS, pursuant to the Master Servicing Agreement, CFS Master Servicing will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the "Financed Student Loans") as provided therein; and

          WHEREAS, in order to carry out its obligations under the Master Servicing Agreement with respect to the Financed Student Loans, CFS Master Servicing requires the power to perform certain acts, including but not limited to execution of promissory notes, assignment of notes to guaranty agencies or insurers and filing of responses to bankruptcy notices, in the name of The Bank of New York, as eligible lender trustee for Collegiate Funding Services Education Loan Trust 2005-B.

          NOW THEREFORE, CFS Master Servicing and the Issuer agree:

           1. That the Issuer does hereby make and appoint CFS Master Servicing as its true and lawful attorney-in-fact to do all things necessary to carry out CFS Master Servicing's obligations under the Master Servicing Agreement with respect to the Financed Student Loans, including but not limited to the filing of proof of claim with bankruptcy courts. This instrument shall be construed and interpreted as a limited power of attorney (the "Limited Power of Attorney") and is not to be construed as granting any powers to CFS Master Servicing other than those necessary to carry out its obligations under the Master Servicing Agreement with respect to the Financed Student Loans.

           2. That this Limited Power of Attorney is effective as of July 1, 2005, and shall remain in force and effect until revoked in writing by the Issuer or until the Master Servicing Agreement is terminated. This instrument shall supplement but not replace the powers previously granted to CFS Master Servicing in the Master Servicing Agreement.

          The undersigned, being duly authorized, has executed this Limited Power of Attorney.

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B ("Issuer")

BY: Wilmington Trust Company, not in its individual
       Capacity but solely as Delaware Trustee

BY:______________________________________

For The Bank of New York, as Eligible Lender Trustee for Collegiate Funding Services Education Loan Trust 2005-B

By:_______________________________

The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of CFS Master Servicing, as of July 1, 2005.

Collegiate Funding Master Servicing, L.L.C.

By:________________________________